(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2018
(Loss) Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
24.	(LOSS) EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted (loss) earnings per common share for the years ended December 31, 2018, 2017 and 2016, respectively:

	For The Years Ended December 31,
	2018	2017	2016
Net (Loss) Income	$(94,126,307)	$(54,783,273)	$17,278,404
Dividend – Convertible Redeemable Class A preferred stock	(686,400)	(686,400)	(333,327)
Net loss attributable to noncontrolling interests	(76)	-	-
Net (loss) income attributable to ordinary shareholders	(94,812,783)	(55,469,673)	16,945,077

Weighted-average common shares outstanding – basic	24,380,051	17,343,763	18,353,249
Weighted-average common shares outstanding – diluted	24,380,051	17,343,763	21,871,632
(Loss) Earnings per share to ordinary shareholders – Basic	$(3.89)	$(3.20)	$0.92
(Loss) Earnings per share to ordinary shareholders – Diluted	$(3.89)	$(3.20)	$0.77

Basic loss per share to the ordinary shareholders are computed by dividing the net loss   attributable to the ordinary shareholders by the weighted average number of common shares outstanding during the year. Diluted loss per share is the same as basic loss per share due to the lack of dilutive items in the Company for the years ended December 31, 2018 and 2017. The number of warrants, Class A preferred shares are omitted excluded from the computation as the anti-dilutive effect.

Diluted earnings per share includes the weighted average dilutive effect of Class A Convertible Redeemable Preferred Shares, Unit Purchase Option, Convertible Promissory Note and Non-vested Restricted Shares to employees for the year ended December 31, 2016. The effect of potential release of escrowed 2,666,667 shares has been included in the calculation of diluted weighted-average common shares outstanding based on the Company’s estimate on the fact that the Company could meet the earned-out target for the year December 31, 2016.